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                                                                   EXHIBIT 10.41












REINSURED:                    SCPIE HOLDINGS, INC.,
                              AND/OR S.C.P.I.E. INDEMNITY COMPANY,
                              AND/OR AMERICAN HEALTHCARE INDEMNITY COMPANY,
                              AND/OR AMERICAN HEALTHCARE SPECIALTY COMPANY,
                              AND/OR S.C.P.I.E. INSURANCE SERVICES, INC.
                              AND/OR S.C.P.I.E. MANAGEMENT SERVICES, INC.
                              BEVERLY HILLS, CALIFORNIA

TYPE:                         THIRD EXCESS OF LOSS REINSURANCE

BUSINESS
COVERED: Physicians and Surgeons Comprehensive Professional and Business Liability Policies, including Clinics and Clinical Laboratories, Professional and Business Liability Policies for Hospitals and Errors and Omissions Liability Policies for Managed Care Organizations.

TERM: January 1, 1998 to December 31, 1998 as respects claims made during the calendar year 1998.

                              Retroactive date January 1, 1976, except for Extra Contractual Obligations which is January 1, 1979.

                              In respect of recoveries made under Section A.1:

                              The term "claims made" as used herein shall mean
                              (A) In respect of Claims Made Policies, claims first notified to the Company during the term of this Agreement on any inforce policy or reporting endorsement arising out of incidents subsequent to the retroactive date of said policy as the result of the rendering of or failure to render a professional service or the reporting of losses which arise from the insured premises and operations incidental to the practice of a physician, hospital or managed care organization and/or (B) In respect of Occurrence Policies, claims or losses first notified to the Company during the term of this Agreement.

                              In the event of cancellation, and at the option of the Reinsured, Reinsurers agree to run-off policies in force until natural expiration not to exceed 12 months from the expiration date hereon, subject to a Premium equal to 50% of the Actual Earned Reinsurance Premium.

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TERM:                    In respect of recoveries made under Section A.2:
(Cont'd)
                         The term "claims made" shall mean claims first reported to the Reinsured during the period January 1, 1987 to December 31, 1992 and first reported to Reinsurers during the term of this Agreement.

TERRITORY:               As per the Company's original policies, contracts,
                         or binders.

EXCLUSIONS:              1.  Insolvency Funds.

                         2.  Nuclear Incident - Liability - Reinsurance.

LIMIT AND
RETENTION:

                         A.1. $5,000,000 each and every loss in excess of $5,000,000 each and every loss.

                         A.2. $5,000,000 each and every loss in excess of $5,000,000 each and every loss covering losses which were first reported to the Company during the period January 1, 1987 to December 31, 1992 and are first reported to the Reinsurers during the term of this Agreement. The coverage provided hereunder shall be no narrower nor broader in scope than that which was provided to the Company under their Third Excess of Loss Reinsurance Agreement in force for the same period (see attached Cover Note Nos.
                                   01-87-0022, 01-88-0022, 01-89-0022,
                                   01-90-0022, 01-91-0022, 01-92-0022).

WARRANTY:                1.        In respect of Physicians and Surgeons
                                   Comprehensive Professional and Business
                                   Liability Policies, including Clinics
                                   and Clinical Laboratories, the Maximum
                                   Original Policy Limit is $10,000,000,
                                   subject to inuring protection of
                                   $8,000,000 in excess of $2,000,000 or so
                                   deemed.

                         2. As respects Professional and Business Liability Policies for Hospitals written on or after January 1, 1996 and prior to October 1, 1997, Policy Limits greater than $500,000 reinsured elsewhere on an Excess of Loss basis or so deemed.

                         3. As respects Professional and Business Liability Policies for Hospitals written prior to January 1, 1996, Policy Limits greater than $5,000,000 reinsured elsewhere on an Excess of Loss basis or so deemed.

                         4. As respects Professional and Business Liability Policies for Hospitals written on or after October 1, 1997, Policy Limits greater than $1,000,000 reinsured elsewhere on an Excess of Loss Basis or so deemed.

                         5.        In respect of Errors and Omissions
                                   Liability Policies for Managed Care
                                   Organizations, Maximum Original Policy
                                   Limit $5,000,000.

PREMIUM:                 .333% of G.N.E.P.I.

                         Deposit Premium: $355,000, payable $88,750 quarterly.

                         Minimum - $355,000.



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REINSTATEMENT(S):         A.1.      One in all at the option of the Company
                                    computed Pro Rata as to amount 100% as
                                    respects premium.

                          All calculations of reinstatement premiums shall be based on paid losses only. The decision of the Company to exercise its reinstatement option must be relayed to Reinsurers within three (3) months from the time any reserve invades this Contract.

                                               PLUS

                          A.2. In the event of a paid loss arising under this Section, additional to the reinstatement premium payable above, a further reinstatement premium shall be payable to be calculated at pro rata as respects amount/100% as respects premium based on annual premium of $125,000.

                                 It is understood and agreed that the
                                 payment of reinstatement premiums arising from losses recoverable under Section A.2. above shall be mandatory and not at the option of the Company.

                          Maximum Annual Aggregate Amount Recoverable under (A.) 1 and 2 combined is $10,000,000 in all.

ATTACHMENT OF
LIABILITY:                (A)       For purposes of determining the
                                    attachment of the Reinsurer's liability
                                    hereunder as respects any one loss, all
                                    losses (including Discovery Period
                                    Losses) involving one or more Original
                                    Insureds, arising from the same medical
                                    incident, and in which First Notice of
                                    Claim or Circumstance is notified to the Company during the term of this Agreement shall be covered hereunder.
                                    Where first notice falls in Agreement
                                    Years incepting prior to January 1, 1992 the "Interlocking Clause" to apply hereon for Physicians and Surgeons
                                    Comprehensive Professional Liability
                                    Policies only.

                          (B) The date of a loss hereunder shall be the earliest date, within the term of this Contract, that the company has received First Notice of Claim or Circumstance.

GENERAL
CONDITIONS:               Loss Adjustment Expenses to be Pro-Rated.
                          Excess of Original Policy Limits Clause.
                          80% Extra Contractual Obligations Clause.
                          Ultimate Net Loss Clause including Declaratory
                          Judgement Expenses incurred in connection with coverage questions and legal actions related to a specific claim.
                          Net Retained Lines Clause.
                          Notice of Loss Clause.
                          Loss Funding Clause - Including IBNR (See Attached).
                          Special Funding Clause.
                          Confidentiality Clause.
                          Commutation Clause.

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GENERAL
CONDITIONS:
(Cont'd)                      Federal Excise Tax Clause.
                              Errors and Omissions Clause.
                              Insolvency Clause.
                              Service of Suit Clause.
                              Arbitration Clause.
                              Access to Records Clause.
                              Guy Carpenter & Company, Inc. Intermediary Clause.

REINSURERS
HEREON:                       Domestic:
                              Gulf Insurance Company                       5.00%
                              Odyssey Reinsurance Corporation              5.00%
                                                                          -----
                              Domestic Total                              10.00%
                                                                          =====
                              Australia:
                              Through Guy Carpenter & Company, Pty. Ltd:
                                   GIO Insurance Ltd.
                                   trading as:
                                   GIO Reinsurance                        10.00%
                                                                          -----
                                   Australia Total                        10.00%
                                                                          -----
                              Germany:
                              Hannover Ruckversicherungs AG                7.50%
                                                                          -----
                                     Germany Total                         7.50%
                                                                          -----
                             United Kingdom:
                             Through Guy Carpenter & Company, Ltd. (UK)
                             London, England
                             Underwriters at Lloyd's
                               SVH  1007                                  6.716%
                               DPM   435                                  6.716%
                               JHV   376        45.80%
                                    2376        54.20%                    2.374%
                               ROS   227        73.00%
                                    2227        27.00%                    1.188%
                               BFC   780                                  1.978%
                               PJG    79                                  3.000%
                               SJB  1212                                  4.728%
                               GNR   570                                  2.374%
                               MEL  1223                                  7.914%
                               RAS  1096                                  1.187%
                               HGJ   205                                  5.478%
                               WEH   362                                  3.000%
                               RAE   219                                  4.748%
                               MFN  1027        30.97%
                                    2027        69.03%                    1.583%





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

REINSURERS
HEREON:                        GSC   958                                              0.791%
(Cont'd)                       ANT   51                                               0.791%
                               CFP   314                                              1.583%
                               SAM   727                                              2.374%
                               MHE  529                                               2.374%
                              CNA International Reinsurance Co., Ltd.                 4.478%
                              Sphere Drake Insurance PLC                              2.375%
                              Unionamerica Insurance Company, Ltd.                    4.750%
                                                                                      ------
                                           United Kingdom Total                       72.500%

                                           Domestic Total                            10.000%
                                           Foreign Total                             90.000%
                                                                                     -------
                                           Grand Total                              100.000%
                                                                                    ========



This Cover Note is to confirm the terms and conditions which have been negotiated between Guy Carpenter & Company, Inc. and the participating Reinsurers on your behalf. We request that you review this Cover Note with regard to the specific placement details and subscribing Reinsurers listed herein. In the event that any of these details do not meet with your approval or security of the subscribing Reinsurers does not meet with your requirements, please notify this office immediately. If all is found to be in order please sign and return the enclosed duplicate copy of this Cover Note for completion of our files.


----------------------------------
Signature


----------------------------------
Date



                                              Guy Carpenter & Company, Inc.


                                              By
                                                -----------------------------
                                                 Managing Director






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